UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

PERFICIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15169	74-2853258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Drive, Suite 600

Saint Louis, Missouri 63141

(Address of principal executive offices)

(314) 529-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PRFT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Perficient, Inc. (the “Company”) held on July 30, 2024 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by affiliates of funds managed by affiliates of BPEA Private Equity Fund VIII (“EQT Asia”). Pursuant to the terms of the Merger Agreement (as defined below), the completion of the Merger (as defined below) remains subject to customary closing conditions, including, among other things, the receipt of approvals required by relevant governmental authorities under foreign investment laws in Romania, and the receipt of the CFIUS Approval without the imposition of a Burdensome Condition (as defined in the Merger Agreement). As of the date of this Current Report on Form 8-K, the transaction is expected to close by the end of 2024, as described in the Company’s proxy statement for the Special Meeting filed with the U.S. Securities and Exchange Commission on June 26, 2024 (the “Proxy Statement”).

At the Special Meeting, the Company’s stockholders voted on the proposals listed below, which are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of May 5, 2024 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Plano HoldCo, Inc., a Delaware corporation (“Parent”), and Plano BidCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,842,800	33,965	20,361	0

Proposal 2: The Compensation Proposal

To approve, on an advisory, non-binding basis, the compensation that will or may be paid or may become payable to the Company’s named executive officers in connection with the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,706,554	1,144,744	45,828	0

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement, was not voted upon at the Special Meeting since there were sufficient votes to approve proposal 1.

No other business properly came before the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed merger. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Perficient management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Perficient. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect Perficient’s business and the market price of Perficient common stock; timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Perficient stockholders may not approve the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Perficient common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; restrictions imposed on Perficient’s business during the pendency of the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Perficient to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Perficient Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, the Company’s Definitive Proxy Statement filed with the SEC on June 26, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Perficient from time to time with the SEC. These filings, when available, are available on the investor relations section of the Perficient website at www.perficient.com or on the SEC’s website at www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Perficient presently does not know of or that Perficient currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Perficient assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: July 30, 2024	By:	/s/ Paul E. Martin
	Name:	Paul E. Martin
	Title:	Chief Financial Officer